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                                                                   Exhibit 10.50

                             FIRST AMENDMENT TO THE
                           LOAN EXTENSION AND RELEASE
                              AND WAIVER AGREEMENT

     This First Amendment to the Loan Extension and Release and Waiver Agreement (this "Amendment") is entered into by and between Polar Molecular Corporation, a Delaware corporation (the "Company"), and Affiliated Investments L.L.C., a Michigan limited liability company (the "Holder"), to be effective as of May 31, 2002.

                                    RECITALS

A. The Company and the Holder have entered into a Loan Extension and Release and Waiver Agreement (the "Original Loan Extension"); and

B. The Company and the Holder now wish to amend certain terms of the Original Loan Extension.

C. The parties hereto acknowledge that the Company made a payment of principal and interest in the amount of $50,000 at the end of February of 2002 on the Note (as defined in the Original Loan Extension), and that the balance owed on the Note as of June 1, 2002 is $591,220 (consisting of $574,000 in principal and $17,220 in interest).

                                    AGREEMENT

     In consideration of the foregoing and the mutual promises contained herein, the Holder and the Company hereby agree as follows:

1. Paragraph 1 of the Original Loan Extension is hereby amended in its entirety to read as follows:

     "1. Extension of Due Date. The final maturity date of December 26, 2001 (the "Original Due Date") set forth in the Note is hereby extended to October 1, 2002, subject to the other repayment terms set forth herein."

2. Paragraph 2 of the Original Loan Extension is hereby amended in its entirety to read as follows:

     "2. Terms of Repayment. The Company shall repay principal and interest amounts outstanding under the Note in accordance with the payment schedule attached hereto as Exhibit A. Notwithstanding the terms of the payment schedule set forth in Exhibit A hereto, the Company may prepay principal and interest without premium or penalty. All payments to be made pursuant to this Agreement are in addition to the principal amount of $9,900, which the Company owes to the Holder for reimbursement of attorney fees pursuant to the terms of the Purchase Agreement between the Company and Holder, dated as of October 25, 2001. Such reimbursement for attorney's fees will be paid to the Holder in increments of $3,300 on or before each of June 15, 2002, July 15, 2002 and August 15, 2002"

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3.   Paragraph 3 of the Original Loan Extension is hereby amended in its entirety to read as follows:

     "3. Consideration. As consideration for entering into this Agreement, the Company shall issue the Holder 50,000 shares of the Company's common stock for each month that the obligations under this Agreement remain outstanding, up to an aggregate of 450,000 shares. Additionally, as consideration for entering into this Amendment, the Company shall deliver to the Holder a stock certificate representing 17,000 shares of the Company's common stock. The Holder acknowledges receipt of the stock certificates due to it for the months of January through May of 2002, representing in the aggregate 250,000 shares of the Company's common stock. A certificate representing 17,000 shares of the Company's common stock will be delivered to the Holder upon due execution of this Agreement, and an additional certificate representing 50,000 shares of the Company's common stock will be issued to the Holder upon each monthly anniversary of the Original Due Date, until the earlier of (i) repayment in full of the obligations hereunder, or (ii) such time as the Company has issued the Holder an aggregate of 467,000 shares of the Company's common stock pursuant to this Agreement."

4. Paragraph 3 of the Original Loan Extension is hereby amended in its entirety to read as follows:

     "3. The Company will pay the remaining balance of principal and interest on or prior to October 1, 2002."

5. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Original Loan Extension shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

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     The undersigned have executed this Amendment to be effective as of the date set forth herein.


COMPANY:

POLAR MOLECULAR CORPORATION


By: /s/ Mark L. Nelson
    ------------------------------------
        Mark L. Nelson, President and
        Chief Executive Officer


HOLDER:

AFFILIATED INVESTMENTS, L.L.C.
Address: 2750 Auburn Court
         Auburn Hills, MI 48236
Fax:     248-852-5174


By: /s/    Bruce Becker
    -----------------------------------
    Name:  Bruce Becker
    Title: President